UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): February 3, 2014 (January 31, 2014)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 Western Avenue, Suite 600

Seattle, Washington 98121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Effective January 31, 2014, the Board of Directors (the “Board”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), appointed Karen Ignagni to the Board. Ms. Ignagni will serve as a Class II Director for a term ending at the Company’s 2014 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company will seek approval from its shareholders to reelect Ms. Ignagni to the Board. As of the date of this filing, Ms. Ignagni had not yet been appointed to a committee of the Board. Ms. Ignagni has no material interest in any transactions with the Company.

Ms. Ignagni will be entitled to receive the same compensation for service as a director as is provided to other directors under the Company’s Director Compensation Policy, effective as of June 27, 2012, attached hereto as Exhibit 10.1 (the “Policy”). Under the Policy, Ms. Ignagni will receive an annual base retainer of $40,000, which will be pro-rated for fiscal year 2014, and will be eligible to receive chair retainers (if applicable) and meeting fees as provided in the Policy. Effective upon Ms. Ignagni’s appointment, she was granted an award of fully vested shares of the Company’s common stock equal to $100,000 divided by the closing price of a share of the Company’s common stock on the effective date of the grant of the award, resulting in 31,348 shares rounded to the nearest whole share.

Item 8.01.	Other Events.

On February 3, 2014, the Company issued a press release announcing Ms. Ignagni’s appointment to the Board entitled “Cell Therapeutics Appoints Karen Ignagni to Board of Directors.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information

The Company will be filing a proxy statement and other documents regarding the Annual Meeting with the SEC. The Company’s shareholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Company, the Annual Meeting and related matters. Shareholders may obtain a free copy of the Company’s proxy statement when available, and other documents filed by the Company with the Securities and Exchange Commission (“SEC”) at the SEC’s website (www.sec.gov), on the Company’s website (www.celltherapeutics.com), in paper form at the Depositary Banks, at the office of Borsa Italiana S.p.A. and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact: Investor Relations) at Via Amedei 8, 20123 Milan.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description	Location

10.1	Director Compensation Policy	Incorporated by reference to Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q, filed on August 2, 2012.

99.1	Press Release, dated February 3, 2014, announcing the appointment of Ms. Ignagni	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: February 3, 2014	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and
Administration

EXHIBIT INDEX

Exhibit No.	Description	Location

10.1	Director Compensation Policy	Incorporated by reference to Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q, filed on August 2, 2012.

99.1	Press Release, dated February 3, 2014, announcing the appointment of Ms. Ignagni	Filed herewith.